LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

(formerly, Loomis Sayles Global Markets Fund)

Supplement dated March 31, 2011 to the Loomis Sayles Global Equity and Income Fund Class A and C Prospectus and Class Y Prospectus, each dated February 1, 2011, as may be revised and supplemented from time to time.

Effective immediately, the Loomis Sayles Global Markets Fund has changed its name to Loomis Sayles Global Equity and Income Fund (the “Fund”).

Effective immediately, the section “Principal Investment Strategies” within the section “Investments, Risks and Performance” is hereby replaced with the following with regard to the Fund:

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity and fixed-income securities of U.S. and foreign issuers. Equity securities purchased by the Fund may include common stocks, preferred stocks, depositary receipts, warrants, securities convertible into common or preferred stocks, interests in real estate investment trusts (“REITs”) and/or real estate-related securities and other equity-like interests in an issuer. The Fund will invest a significant portion of its assets outside the U.S., including securities of issuers located in countries with emerging securities markets.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to their current value. The Adviser also looks for companies that appear to be undervalued relative to the intrinsic value of the companies’ assets or cash flows.

In deciding which domestic and international fixed-income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Fund may also invest in foreign currencies, collateralized mortgage obligations, zero-coupon securities, when-issued securities, real estate investment trusts (“REITs”), Rule 144A securities and mortgage-related securities. The Fund may also engage in active and frequent trading of securities and engage in options or foreign currency transactions for hedging and investment purposes and futures transactions, foreign currency transactions, swap transactions (including credit default swaps) and other derivative transactions.

Effective immediately, the first sentence in the paragraph under the section “Payments to Broker-Dealers and Other Financial Intermediaries” is replaced with the following with regard to the Fund:

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services.